AS FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION
ON AUGUST 20, 1999
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/

Pre-Effective Amendment No. __      / /

Post-Effective Amendment No. 1      /x/

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940         /x/

Amendment No.  2            /x/
(Check appropriate box or boxes)


THE CATHOLIC FUNDS, INC.
(Exact name of registrant as specified in charter)


1100 WEST WELLS STREET
MILWAUKEE, WISCONSIN                       53233
(Address of Principal Executive Offices)   (Zip Code)

Registrant's Telephone Number, including Area Code: (414) 278-6550

THEODORE F. ZIMMER, ESQ.
THE CATHOLIC FUNDS, INC.
1100 WEST WELLS STREET
MILWAUKEE, WISCONSIN 53233
(Name and Address of Agent for Service)

Copy to:

CONRAD G. GOODKIND, ESQ.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[x] on November 8, 1999 pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(cover page)

(logo)
The Catholic Funds
Investing with Faith in the Future


Prospectus
November 8, 1999

(logo) The Catholic Money Market Fund


THIS PROSPECTUS HAS INFORMATION YOU SHOULD KNOW BEFORE
YOU DECIDE TO INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH
YOUR INVESTMENT RECORDS. THERE IS A TABLE OF CONTENTS ON THE
NEXT PAGE THAT ALLOWS YOU TO QUICKLY FIND INFORMATION ABOUT
THE FUND.

For more information you can contact us at:
The Catholic Funds 1100 West Wells St. Milwaukee, Wisconsin 53233 or call toll-free at 877-222-2402

CATHOLIC FINANCIAL SERVICES CORPORATION IS THE ADVISER TO THE
FUNDS. NEITHER THE CATHOLIC FUNDS NOR CATHOLIC FINANCIAL
SERVICES CORPORATION IS SPONSORED OR ENDORSED BY THE
CATHOLIC CHURCH, NOR HAS THE CATHOLIC CHURCH APPROVED OR
DISAPPROVED THE FUNDS' SHARES.

AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THIS FUND'S
SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE
OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
CRIME.


TABLE OF CONTENTS

KEY INFORMATION ON YOUR INVESTMENT

 WHAT ARE THE FUND'S GOALS?
 WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
 WHAT ARE THE FUND'S PRIMARY RISKS?
 WHAT ARE THE FUND'S FEES AND EXPENSES?
 WHO ARE THE FUND'S INVESTMENT ADVISER, SUB-ADVISER AND
 PORTFOLIO MANAGER?
 YEAR 2000 ISSUES

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW ABOUT THE
FUND

 A WORD ABOUT CREDIT QUALITY
 TAXABLE INVESTMENTS
 YOUR ACCOUNT SHARE PRICE

INVESTMENT PHILOSOPHY STATEMENT

MORE ABOUT THE ADVISER

BUYING SHARES

 INVESTMENT MINIMUMS
 ADDITIONAL PURCHASES BY MAIL
 BY TELEPHONE
 EXCHANGE PRIVILEGE
 AUTOMATIC INVESTMENT SERVICES

SELLING SHARES

 BY MAIL
 TELEPHONE REDEMPTION
 CHECKWRITING
 SYSTEMATIC WITHDRAWAL PLAN
 RETIREMENT ACCOUNTS
 SIGNATURE GUARANTEES

ADDITIONAL POLICIES

	TELEPHONE TRANSACTIONS
	DIVIDEND DISTRIBUTION POLICY
	REINVESTMENT OF DIVIDENDS
	DISTRIBUTION FEES
	STATEMENTS
	BACKUP WITHHOLDING

RESERVED RIGHTS

FOR MORE INFORMATION


BEFORE READING THIS PROSPECTUS

References to "you" and "your" in the prospectus refer to prospective investors or shareholders. References to "we", "us" or "our" refer to the Fund and Fund management (Adviser, Sub-Adviser, Distributor, Transfer Agent and Custodian) generally.

KEY INFORMATION ON YOUR INVESTMENT

WHAT ARE THE FUND'S GOALS?

The Catholic Money Market Fund seeks current income, a stable share price and daily liquidity.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by certain corporations, banks and other financial or governmental institutions.

WHAT ARE THE FUND'S PRIMARY RISKS?

The Fund is subject to credit rate risk and interest rate risk.

Credit rate risk is the chance that an issuer of a security may not pay the interest or the principal when it becomes due.

Interest rate risk is the chance that an increase in interest rates will reduce the fair market value of a security.

Your investment in this money market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in this Fund. The Fund is appropriate for investors who are comfortable with the risks described here and who need cash immediately. It can also be used as a permanent conservative part of your portfolio.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment): The Fund is 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets): The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your investment.


Money
Market Fund
           Management Distribution and  (1)Other    Total Fund Operating
           Fees       Service (12b-1)   Expenses*   Expenses
                      Fees

           0.30%      0.05%	            0.59%       0.94%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year. They do not include any reimbursement or waivers.

*The Fund charges $12 for each wire redemption and $5 for each telephone exchange.

Example
The following example is intended to help you compare the cost of investing in the Fund (without any fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                  					1 Year			3 Years
Money Market Fund      $96      $301


WHO ARE THE FUND'S INVESTMENT ADVISER, SUB-ADVISER AND
PORTFOLIO MANAGER?

Catholic Financial Services Corporation, a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Fund. As the adviser, it is responsible for the investment decisions for the Fund.

Strong Capital Management, Inc. (Strong) is the sub-adviser for the Fund and makes the investment decisions for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $34 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products.

Jay N. Mueller manages the Fund. He has over 15 years of investment experience and is a Chartered Financial Analyst. He joined the sub-adviser as a securities analyst and portfolio manager in September 1991, and currently manages several Strong money market funds. For four years prior to joining Strong, Mr. Mueller was employed by R. Meeder & Associates as a securities analyst and portfolio manager. Mr. Mueller received his bachelor's degree in Economics from the University of Chicago in 1982.

The adviser and sub-adviser may be collectively referred to as "advisers".

For its services, the adviser receives the following annual fee, computed daily:

If the portfolio is $50 million or less:  0.30%
If the portfolio is over $50 million and less than $100 million: 0.25% If the portfolio is over $100 million and less than $200 million: 0.20% If the portfolio is $200 million or more: 0.15%

From the above fees, the adviser pays the sub-adviser:

If the portfolio is $50 million or less:  0.20%
If the portfolio is over $50 million and less than $100 million: 0.15% If the portfolio is over $100 million and less than $200 million: 0.10% If the portfolio is $200 million or more: 0.075%


However, neither the adviser nor sub-adviser shall receive any fees until the Money Market Fund has $25 million in assets or for the first six months, whichever comes earlier, and once either has occurred; the adviser shall charge at an annual rate of 0.10% and pay the sub-adviser at an annual rate of 0.05% for the next six months or until the Money Market Fund has $50 million in assets, whichever comes first. Thereafter the management fee schedule set forth in this section applies without any waivers.

YEAR 2000 ISSUES

Your investment could be adversely affected if the computer systems do not properly process and calculate date-related information before, on and after January 1, 2000. Year 2000-related computer problems could have a negative impact on the Fund and its investments. However, we are working to avoid these problems and to obtain assurances from our service providers that they are taking similar steps.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW ABOUT THE FUND

A WORD ABOUT CREDIT QUALITY

Credit quality measures the issuer's expected ability to pay interest and principal payments on time. We make investments for the Fund consistent with Rule 2a-7 under the Investment Company Act of 1940. This rule categorizes eligible money market securities as First Tier or Second Tier. First Tier securities are generally in the highest short-term credit rating category. Second Tier securities are considered to be investment grade but not in the highest credit rating category. The Fund must invest at least 95% if its assets in First Tier securities.

The rule requires that we invest in securities maturing in 397 days or less and maintain a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Fund's investments, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates. Part of the Fund's objective is to maintain a constant net asset value per share of $1.00.

TAXABLE INVESTMENTS

The Fund anticipates that all its earnings will be taxable to you at ordinary income tax rates unless your investment is through an IRA or other tax-deferred account.

YOUR ACCOUNT SHARE PRICE

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. We calculate the Fund's NAV per share at the close of trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). We don't calculate NAV on days when the NYSE is closed for trading.

We value the Fund's assets on the basis of amortized cost. When we use amortized cost to value money market fund securities, we generally mean that the security is initially valued at the price we paid for it. After that, the value of the security is gradually increased (amortizing a discount) or decreased (amortizing a premium) each day without regard to fluctuating interest rates. If market prices are not available, value is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Catholic Funds.

INVESTMENT PHILOSOPHY STATEMENT

1.	Prudent Financial Stewardship

The investments in the Fund will be managed using strategies consistent with the Fund's objective aimed at producing results that will help investors reach their financial goals.

2.	Responsible Catholic Stewardship

We will strive to invest the assets of the Fund in companies whose primary products, services and activities are substantially consistent with certain core Catholic values. The Board of Directors of the Fund has selected, from among many important core Catholic values, the following values for us to apply when we select investments for the Fund:

 Sanctity of Human Life - Human life deserves protection from the moment of conception.

 No Unjust Wars - The indiscriminate destruction of civilians is wrong, even in the course of an otherwise justifiable war.

 Dignity of the Human Person - Every person is entitled to be treated with dignity and justice, because every human being is created in the image and likeness of God.

The Board of Directors selected these three particular core Catholic values using the following criteria. First, each of the selected values is grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Second, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children, civilians in war and people who need to earn a living. Third, the advisers can practically and efficiently implement each of these values in making day-to-day investment decisions, and the Board of Directors effectively can monitor and direct compliance with these values.

The Board of Directors may from time to time select different or additional core Catholic values that we will implement in its investment program. For example, the Board of Directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the Board of Directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Fund's investment programs.

The Board of Directors will establish guidelines from time to time, which the advisers will use to identify and select investments for the Fund. These guidelines will help focus the advisers' attention on factors that are relevant in identifying investments for the Fund which are consistent with the selected core Catholic values, but the advisers necessarily will exercise some subjective judgment when applying these guidelines to any specific facts and circumstances. The Board of Directors will monitor investment selections that the advisers make for the Fund, and will provide specific direction and modify and refine the guidelines as necessary so that, in the judgment of the Board of Directors, the advisers' investment selections remain consistent with the selected core Catholic values. The Board of Directors' decision on these matters will be final. By application of these values, the Fund will avoid investing in companies:

That directly participate in abortion;

That derive more than 5% of their revenues directly from the production or development of indiscriminate weapons of mass destruction (for example, biological and chemical weapons and first-strike nuclear weapons); or

Whose employment practices are substantially inconsistent with the dignity and primacy of the human person (for example, not providing a livable wage as dictated by the standards of the particular region; not providing safe, sanitary or humane working conditions; or discriminating against individuals on account of sex, race, color, social condition, language or religion).

From time to time the Fund may decide to avoid investing in companies because of other business activities or practices that may be determined to be inconsistent with core Catholic values. For example, the guideline above regarding producers and developers of weapons of mass destruction states that the Fund will avoid investing in companies that derive more than 5% of their revenues directly from the production or development of indiscriminate weapons of mass destruction. We have stated this test in terms of revenues derived directly from these activities, because objective data regarding indirect revenues generally is difficult to obtain and verify. However, if we obtain reliable information establishing that a company derives more than 5% of its revenues indirectly from the production or development of indiscriminate weapons of mass destruction, we may determine that an investment in that company is inconsistent with the selected core Catholic values. We also may determine that an investment in a particular company is inconsistent with the selected core Catholic values based on considerations and factors different from those specifically listed above.

Investors should bear in mind that, because we consider only certain core Catholic values when selecting investments for the Fund, it is likely that the Fund from time to time will own securities of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important core Catholic values other than those described above.

Because the Fund will purchase only those securities which meet both the Fund investment objective and the responsible Catholic stewardship principle, the return on securities chosen may be lower than if the Fund considered only financial and other traditional criteria when selecting investments. However, the advisers have analyzed the anticipated effects of the core Catholic values screen on the selection of investments for the Fund, and they have assured the Fund's Board of Directors that, in their judgment, the application of these core Catholic values will not significantly hamper the ability of the Fund to achieve its investment objective.

MORE ABOUT THE ADVISER

Catholic Financial Services Corporation ("CFSC"), a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Fund. As the adviser, CFSC makes the investment decisions for the Fund. As the distributor, CFSC sells the Fund shares to investors. The Board of Directors of CFSC has committed to distribute a minimum of 10% of its net operating income before taxes to support Catholic education and vocations and other Catholic causes.

This is a voluntary commitment that CFSC may elect to discontinue at anytime. CFSC presently does not anticipate that it will have any operating income prior to the year 2003.

The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights Insurance Society ("Catholic Knights"). Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit insurance society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit insurance society) and Catholic Knights of America (a non-profit, non-stock Missouri fraternal benefit insurance society). All three fraternals are formed to unite Catholics and their families for social, religious, benevolence and intellectual improvement and to provide quality financial products and fraternal benefits to their members. All of the stock in CFSC is owned by these three fraternal benefit insurance societies, hereafter referred to as the Catholic Fraternal Alliance.

The Catholic Fraternal Alliance provides ordinary and interest sensitive whole and universal life insurance, term insurance and a variety of fixed return annuity products to individual Catholics in more than 30 states. As a group, the Catholic Fraternal Alliance ranks in the top 15% of life insurers in the United States in terms of life insurance in force and total assets. The Catholic Fraternal Alliance has more than 220,000 members who belong to one of more than 800 local lodges throughout the United States. The Catholic Fraternal Alliance provides $7 million annually in charitable and benevolent funding and services to its members, their Catholic parishes and communities. The Catholic Fraternal Alliance has nearly $5 billion of life insurance in force and nearly $1 billion of total assets under management.

Adviser's Background - CFSC has no prior experience in managing mutual funds, nor has it previously been engaged in the business of providing investment advice on either a discretionary or non-discretionary basis. In part for this reason, the Fund and CFSC have retained the services of an experienced sub-adviser, Strong, to provide day-to-day portfolio management and other advisory services to the Fund. The Fund's Board of Directors, on CFSC's recommendation, selected the sub-adviser based on its experience and past performance record in managing assets under investment objectives, programs and strategies relevant to those of the Fund, including ability to implement social and ethical screens similar to our responsible Catholic stewardship principle. CFSC also has hired personnel experienced with conducting and managing administrative functions and distribution operations of mutual funds. Even with these steps, there can be no assurance that CFSC can successfully manage the advisory, administrative and distribution functions for the Fund, or that it and the sub-adviser will be successful in achieving the investment objective of the Fund.

BUYING SHARES

Investment Minimums:

$1,000 for all accounts

$50 minimum for additional purchases


Opening a New Account

To open your new account, please follow these steps:

Step One: Please review this prospectus.

Step Two: Please complete The Catholic Money Market Fund application for every different account registration. For example, you need a separate application for an individual account in the Fund and a separate application for an IRA account invested in the Fund. If you do not complete the application properly, your purchase may be delayed or rejected.

Step Three: Make your check payable to The Catholic Funds. PLEASE DO NOT MAKE YOUR CHECK PAYABLE TO Catholic Financial Services Corporation.

Step Four: Mail your completed application and check to:

THE CATHOLIC FUNDS
PO BOX 05710
MILWAUKEE WI 53205-9986

Please note, how you register your account with the Fund can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your application. Some account registrations may require additional documents. For example, a parish account needs a letter, on parish stationery, stating who is authorized to access the account. This letter must also be signed by all persons who have that account authority.

ADDITIONAL PURCHASES BY MAIL

For additional purchases in existing Fund accounts please send your check directly to the Fund's transfer agent at the following address:

REGULAR MAIL
THE CATHOLIC FUNDS
C/O FIRSTAR MUTUAL FUND SERVICES LLC
PO BOX 701
MILWAUKEE WI 53201-0701

EXPRESS MAIL/PRIVATE
THE CATHOLIC FUNDS
C/O FIRSTAR MUTUAL FUND SERVICES LLC
THIRD FLOOR
615 EAST MICHIGAN STREET
MILWAUKEE WI 53202

Please indicate your Catholic Fund account number on the face of all subsequent investment checks and make your check payable to The Catholic Funds.

BY TELEPHONE

Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application. Once you have selected this option, you can call Firstar Mutual Fund Services at 1-877-222-2402 and have money withdrawn from your bank checking or savings account to make your investment. You pay the price computed after the Fund has received your request for purchase. For example, if you telephone before 3:00 (CST), you will get that day's price. If you telephone after 3:00 (CST), you will receive the next day's price.

BY WIRE

If your bank is a member of or has a corresponding relationship with a member of the Federal Reserve System, you can buy shares of the Fund by wire transfer by following these steps:

1. Call Firstar Mutual Fund Services at 1-877-222-2402 and provide the following information:

- your account registration;
- the name of the Fund(s) in which you want to invest;
- your address;
- your Social Security or tax identification number;
- the dollar amount;
- the name of the wiring bank; and
- the name and the telephone number of the person at your bank whom we can contact about your purchase.

Firstar must receive your wire order before the closing of the NYSE (normally 3:00 p.m. Central Time) in order for you to receive that day's price.

2. Instruct your bank to use the following instructions when wiring funds:

WIRE TO:	FIRSTAR BANK MILWAUKEE, N.A.
CREDIT:	FIRSTAR MUTUAL FUND SERVICES, LLC
ACCOUNT 112-952-137
ROUTING NUMBER 075000022

FURTHER CREDIT: The Catholic Money Market Fund
(SHAREHOLDER ACCOUNT NUMBER)
(SHAREHOLDER REGISTRATION)

3.	Mail your completed, signed application to:

REGULAR MAIL
THE CATHOLIC FUNDS
C/O FIRSTAR MUTUAL FUND SERVICES LLC
PO BOX 701
MILWAUKEE WI 53201-0701

EXPRESS MAIL/PRIVATE
THE CATHOLIC FUNDS
C/O FIRSTAR MUTUAL FUND SERVICES LLC
THIRD FLOOR
615 EAST MICHIGAN STREET
MILWAUKEE WI 53202


Please call 1-877-222-2402 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

We are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

EXCHANGE PRIVILEGE

You may exchange shares of any Catholic Fund for shares of another existing Catholic Fund, either in writing or by telephone, if the accounts are identically registered (with the same name, address and Taxpayer Identification Number). A $5 fee is charged for each telephone exchange. You may pay a sales charge if you exchange from this Money Market Fund into another Fund.

AUTOMATIC INVESTMENT SERVICES

You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

BANK DRAFT PLAN This plan allows you to make regular, automatic investments from your bank checking or savings account.

AUTOMATIC EXCHANGE PLAN This plan allows you to make regular, automatic exchanges from one eligible Catholic Fund to another and may be appropriate for an investment technique known as dollar cost averaging. Before you can invest in another Catholic Fund you must have the current prospectus for such Funds.

SELLING SHARES

You can sell shares in several ways.

BY MAIL

Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to:

REGULAR MAIL
THE CATHOLIC FUNDS
C/O FIRSTAR MUTUAL FUND SERVICES LLC
PO BOX 701
MILWAUKEE WI 53201-0701

EXPRESS MAIL/PRIVATE
THE CATHOLIC FUNDS
C/O FIRSTAR MUTUAL FUND SERVICES LLC
THIRD FLOOR
615 EAST MICHIGAN STREET
MILWAUKEE WI 53202

TELEPHONE REDEMPTION

Telephone redemption privileges exist on your account (unless you chose not to have them when you opened your account). With this option, you may sell shares by phone and receive the proceeds in one of two ways:

(1) We can mail a check to the address on your account if this address has been current for at least 60 days.
(2) For a $12 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

CHECKWRITING

Sign up for free checkwriting when you open your account or call 1-877-222-2402 to add it later to an existing account.

Please remember:

Check redemptions must be for a minimum of $500.

You cannot write a check to close out an account.

If you recently purchased shares, a redemption request, including a check redemption, on those shares will not be honored until 12 days after we received the purchase check or electronic transaction.

You will be charged a service fee, currently $20, for a stop-payment on a check written on your Catholic Funds account.

Some transactions and requests require a signature guarantee. If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate. You must have a minimum account balance of $5,000 to start this plan and you may have up to 9 withdrawals per account.

RETIREMENT ACCOUNTS

With an IRA (or other retirement account), you will be charged a $12.50 annual account maintenance fee for each account up to a maximum of $25. If you sell shares out of a qualified retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan. We will tell you before the fees are changed.

Special distribution requirements may apply to retirement accounts such as a 403(b)(7) plan.

For instructions on Roth and Traditional IRA accounts, SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan or 401(k) Plan accounts, call 1-877-222-2402.

SIGNATURE GUARANTEES

We require a signature guarantee to help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $25,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.

ADDITIONAL POLICIES

TELEPHONE TRANSACTIONS

Once you place a telephone transaction request, it cannot be canceled or modified. We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity or when our phones are not working properly you may experience a delay placing a telephone request. We may also suspend the right to make telephone transactions during such times.

DIVIDEND DISTRIBUTION POLICY

The Fund pays you dividends from net investment income monthly. Dividends are declared on each day that NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays and days when the Fund's NAV is not calculated are declared on the first day preceding these days that the Fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

REINVESTMENT OF DIVIDENDS

Your dividend distributions will be automatically reinvested in additional shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Catholic Fund or have them deposited into your bank account.

DISTRIBUTION FEES

We have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows The Fund to pay an annual fee of 0.05% of its average daily net assets for providing certain distribution and continuing services to shareholders. Because these fees are paid from Fund assets on an ongoing basis, these fees will increase your costs over time and may cost you more than other types of sales charges.

STATEMENTS

You will receive confirmation of your original purchase and, thereafter, monthly statements showing your account activity. To assist you in tax preparation, after the end of each calendar year, we send you a statement of your ordinary dividends (Form 1099 DIV).

BACKUP WITHHOLDING

By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

RESERVED RIGHTS

We reserve the right to:

-Refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or telephone redemption privileges, for any reason.

-Reject any purchase request for any reason including exchanges from other Catholic Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor's history of excessive trading).

-Change the minimum or maximum investment amounts.

-Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading or during unusual market conditions).

-Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC or under any emergency circumstances. Make a redemption-in-kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.

-Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to begin an automatic investment program or to increase your balance to the required minimum.

-Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, show portfolio holdings. discuss recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions call us toll free at 1-(877) 222-2402

To reduce the volume of mail you receive, we will mail only one copy of the most recent financial report and/or prospectuses to your household. Call 1-877-222-2402 if you wish to receive free additional copies.

This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

YOU CAN ALSO OBTAIN COPIES BY VISITING THE SEC'S PUBLIC
REFERENCE ROOM IN WASHINGTON, D.C. OR BY SENDING YOUR
REQUEST AND A DUPLICATING FEE TO THE SECURITIES AND EXCHANGE
COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-
6009. YOU CAN CALL 1-800-SEC-0330 FOR INFORMATION ON THE
OPERATION OF THE PUBLIC REFERENCE ROOM.

The above information is also available on the Securities and Exchange Commission website http://www.sec.gov.

SEC file number: 811-09177



STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The Catholic Funds, Inc.
1100 West Wells Street
Milwaukee, Wisconsin  53233

The Catholic Money Market Fund

November 8, 1999

TABLE OF CONTENTS                                     								PAGE

Fund History and Organization
Investment Restrictions
Investment Policies and Techniques
Rule 2a-7 Maturity, Quality and diversification Restrictions
Variable or Floating Rate Securities
Management
Operations
Distributor
Distribution Plan
Principal Shareholders
Portfolio Transactions and Brokerage
Accounting, Fulfillment, Custodian and Transfer Agent Services
Taxes
Determination of Net Asset Value
Additional Shareholder Information
Financial Statements

No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus dated November 8, 1999, and if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities. Three other series of The Catholic Funds, Inc. (Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds) have their own prospectus and SAI and a prospective shareholder should read and review these prior to any investment in such other series. Prospectuses and SAIs may be obtained by calling toll free 1-877-222-2402 or writing to Catholic Financial Services Corporation at 1100 West Wells Street, Milwaukee, WI 53233.

FUND HISTORY AND ORGANIZATION

The Catholic Funds are a family of funds consisting of four separate series of The Catholic Funds, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940
(the "1940 Act"). The Catholic Funds, Inc. was organized by Catholic Financial Services Corporation (CFSC) in 1998. All of the stock of CFSC, a Wisconsin corporation, is owned by a consortium of Catholic fraternal benefits insurance societies (the "Catholic Fraternal Alliance"). The majority of the stock of CFSC is held by Catholic Knights Financial Services, Inc., a wholly-owned subsidiary of Catholic Knights Insurance Society, which functions as an administrative holding company. Further information regarding the Catholic Fraternal Alliance is contained in the Prospectus under "Management."

INVESTMENT POLICIES AND RESTRICTIONS

The following policies and restrictions supplement the investment objective and policies set forth in the Fund's Prospectus:

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements for defensive purposes due to market conditions or to generate income from an excess cash balance. A repurchase agreement is an agreement where the Fund gets a fixed-income security (usually a security issued by the U.S. Government or one of its agencies, a banker's acceptance or a certificate of deposit) from a bank or other party, that is subject to resale to the seller at an agreed upon price and date (normally, the next business day).
A repurchase agreement may be considered a loan collateralized by securities. The price reflects an agreed upon interest rate effective for the time the security is owned by the Fund. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.

Repurchase agreements have some risks. If the other party defaults on its obligation at a time when the value of the security has declined, the Fund may incur a loss. If the other party becomes insolvent a court may find that the underlying security is collateral for a loan by the Fund and the Fund may not have complete control over the collateral. It is also possible that the Fund may not be able to prove its interest in the underlying security and may be treated as an unsecured creditor. While the Adviser and Sub-adviser acknowledge these risks, they expect to control them.

LENDING OF SECURITIES. The Fund may lend securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete transactions such as covering short sales. The Fund tries to increase its income through the receipt of interest on the loan. The Fund realizes gains or losses on the securities loaned that occur during the term of the loan. The terms and the structure and the total amount of such loans must comply with the Investment Company Act of 1940, and any Rules and Regulations or interpretations of the Securities and Exchange Commission. These provisions currently limit the amount of securities a fund may lend to 33 1/3% of the its total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers it could be difficult for the Fund to convert to sell them if needed.

If a market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the sub-adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

FUNDAMENTAL INVESTMENT RESTRICTIONS: The Fund has following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value. These limitations are considered at the time investment securities are purchased.

BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its Fund's net assets.
The Fund may only borrow money through banks or reverse repurchase agreements, and must comply with all applicable rules and regulations. The Fund may not borrow to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities. When borrowing exceeds 5% of the Fund's net assets, the Fund will repay all borrowings before making additional investments, and interest paid on such borrowings will reduce net income.

COMMODITIES. The Fund may not invest in commodities or commodity contracts.

DIVERSIFICATION. The Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities. The Fund may, however, invest in a single issuer as permitted by the Securities and Exchange Commission (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).

ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry, provided that there is no limitation with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the Federal Government, its agencies and instrumentalities or certificates of deposit or banker's acceptances of domestic institutions.

INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

INVESTMENT COMPANIES (Mutual Funds). The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

LOANS. The Fund may not make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest.

MARGIN. The Fund may not purchase securities on margin or sell securities short.

OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas or other mineral exploration or development programs.

PLEDGING ASSETS. The Fund may pledge, mortgage or hypothecate its assets in an amount up to 10% of its net assets, but only to secure borrowings for temporary or emergency purposes.

PUT, CALL, STRADDLE, SPREAD OPTIONS. The Fund may not write or invest in put, call, straddle, or spread options.

REAL ESTATE. The Fund may not invest directly in real estate, or real estate investment trust securities.

SENIOR SECURITIES.  The Fund may not issue senior securities.

UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

RULE 2A-7: MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS

All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that: (1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. (2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. (3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. (4)
A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. (5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (1) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (2) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (3) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (4) unrated
(other than the type described in (3)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing
(provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."

The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (1) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (2) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (3) unrated (other than described in (2)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities." In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (1) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (2) the Fund will not invest more than 5% of the Fund's assets in the securities
(other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.

VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g. daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.

Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity. Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and rower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

The Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.



MANAGEMENT

The Fund Directors are listed below.

Name                        Position with The       Business affiliations   Compensation from
                            Catholic Funds, Inc.    during the past five    The Catholic Funds,
                                                    years                   Inc.

Daniel J. Steininger*       Chairman of the         Director President of          0
1100 West Wells Street      Board of Directors      Catholic Knights
Milwaukee, WI  53233                                Insurance Society
D.O.B. 5/1/45


Allan G. Lorge*             President, Chief        Director and                   0
1100 West Wells Street      Executive Officer,      Secretary/Treasurer
Milwaukee, WI  53233        Director                of Catholic Knights
D.O.B. 12/9/49                                      Insurance Society


James M. Borden             Director                Chief Executive          $1,500
P.O. Box 591                                        Officer of HUFCOR
Janesville, WI  53547                               (1978 - present)
D.O.B. 12/21/36


Daniel R. Doucette          Director                President and CEO of     $1,500
North Sunnyslope Road                               Milwaukee Mutual
Brookfield, WI  53005                               Insurance Company,
D.O.B. 9/03/49                                      President of The
                                                    Milwaukee Rampage
                                                    Professional Soccer Team


Thomas J. Munninghoff       Director                President,               $1,500
430 Reading Road                                    Munninghoff, Lang
Cincinnati, OH  45202                               and Co. (accounting
D.O.B. 8/27/47                                      firm) since 1983


Conrad L. Sobczak           Director                Retired, formerly        $1,500
6015 Washington Boulevard                           President and CEO,
Wauwatosa, WI  53213                                Family Health
D.O.B. 10/20/38                                     Systems, Inc. from
                                                    1987 - 1998


David L. Vollmar            Director                Retired, formerly        $1,500
1700 Arrowhead Court                                Partner, Arthur
Elm Grove, WI  53122                                Andersen LLP from
D.O.B. 12/15/33                                     1951 - 1988


Thomas Bausch               Director                Professor of             $1,500
Marquette University                                Management,
Straz Hall                                          Marquette University
606 N. 13th Street                                  College of Business
Milwaukee, WI  53233                                Administration since
D.O.B. 06/06/38                                     1978; formerly a
                                                    director for 10 years
                                                    of Heartland Group,
                                                    Inc. (mutual fund
                                                    family)



*Interested Director as defined by the Investment Company Act of 1940

**Each of The Catholic Funds pays an equal portion of the fees and expenses of the five Directors who are officers, director or employees or affiliated persons of the Adviser. Such fees consist of an annual retainer in the amount of $500 and $250 per Board meeting attended. The estimated annual compensation to be paid by The Funds to each of the Directors is set forth in the table. There are no other funds in the fund complex nor does any director receive any retirement benefits from The Catholic Funds, Inc.

The Fund Officers are listed below:



Name and address        Position                Business affiliations during
                                                the past five years


Daniel Steininger       Chairman of the Board   Director President of Catholic
1100 West Wells Street                          Knights Insurance Society
Milwaukee, WI  53233


Allan Lorge             President               Director and Secretary/Treasurer
1100 West Wells Street                          of Catholic Knights Insurance
Milwaukee, WI  53233                            Society


Theodore Zimmer         Vice President          General Counsel, Catholic
1100 West Wells Street                          Knights Insurance Society since
Milwaukee, WI  53233                            September 1997; Partner at
D.O.B. 12/17/40                                 Miller, Simon, McGinn and Clark
                                                (law firm) from October 1996 to
                                                Sept. 1997, and prior to October
                                               	1996 Partner at Quarles &
                                                Brady LLP


Russell Kafka           Treasurer               Director of Catholic Knights
1100 West Wells Street                          Financial Services, since June
Milwaukee, WI  53233                           	1994; Director of Catholic
D.O.B. 6/20/44                                  Brokerage Services Corp. since
                                                November 1994; and Vice
                                                President - Investments of
                                                Catholic Knights Insurance
                                                Society since January


Joe Wreschnig           Secretary               Director of Mutual Funds
1100 West Wells Street                          Operations, Catholic Financial
Milwaukee, WI  53233                            Services Corp., since January
D.O.B. 6/30/50                                  1999, prior to January 1999,
                                                Assistant Vice President and
                                                Secretary of AAL Capital
                                                Management Corporation and
                                                Instructor at Cardinal Stritch
                                                University since 1990


Mark Forbord            Chief Financial         Controller of Catholic Knights
1100 West Wells Street  Officer and             Financial Services, Inc. since
Milwaukee, WI  53233    Accountant              April 19, 1996; Controller of
D.O.B. 1/21/54                                  Catholic Brokerage Services
                                                Corp. since April 19, 1996;
                                                Senior Finanical Analyst of
                                                Catholic Knights Insurance
                                                Society since 1995; Instructor
                                                at The University of
                                                Wisconsin-Milwaukee since Jan.
                                                1986; and Instructor at Cardinal
                                                Stritch University since
                                                September 1990

MANAGEMENT

The Fund is managed by CFSC pursuant to an Investment Advisory Agreement.
The Agreement was approved by the Board of Directors, including a majority of the Directors who are not Interested Persons of the Funds or of CFSC on February 17, 1999 and amended to include the Money Market Fund on July 27th, 1999. Basic information as to the Adviser and the Investment Advisory
Agreement is set forth in the Prospectus under "Management". Strong
Investment Management, Inc. has been engaged to serve as Sub-Adviser to the Fund. The Sub-Advisory Agreement requires the Sub-Adviser, as it relates to its duties under the Sub-Advisory Agreement, to provide and supervise, at its expense, the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds. Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement, the Sub-Advisers under the Sub-Advisory Agreements, or by the Distributor under the Distribution Agreement are paid by the Funds. The Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for obligations and duties under the Sub-Advisory Agreement, the Sub-Adviser is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder.

OPERATIONS

Except for expenses assumed by the Adviser, as set forth above, or by the Sub-adviser. with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Adviser; expenses of indemnification;
extraordinary expenses; and costs of shareholder and director meetings.

As compensation for its services, the Fund pays to the Adviser a monthly management fee at the annual rate specified in the prospectus. The prospectus also describes payments to the Sub-adviser by the Adviser. From time to time, the Adviser may voluntarily waive all or a portion of its management fee for the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Adviser may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.

The Fund and the Adviser have adopted a Code of Ethics ("Code") which governs the personal trading activities of all "Access Persons" of the Adviser. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser 's other clients ahead of their own. The Code requires Access Persons to, among other things, preclear their securities transactions with limited exceptions, such as transactions in shares of mutual funds, variable insurance products, direct obligations of the U.S. government, and certain stocks of companies that meet minimum market capital and "float" requirements.

The Code, which applies to all Access Persons includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Advisory Persons may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.

From time to time, the Adviser may make available to third parties current and historical information about the portfolio holdings of the Adviser's mutual funds or other clients. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Adviser will release this type of information only where it is otherwise publicly available. This information may also be released where the Adviser reasonably believes that the release will not be to the detriment of the best interests of its clients. For more complete information about the Adviser, including its services, investment strategies, policies, and procedures, please call 1-877-222-2402 and ask for a copy of the Adviser's Form ADV.

DISTRIBUTOR

CFSC, the Fund's investment Adviser, also acts as Distributor of the shares of The Fund. CFSC has agreed to use its "best-efforts" to distribute the Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Fund is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 30 days' written notice by either party. Under the Agreement, CFSC will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Funds and used by CFSC in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by CFSC in connection with the offering of the shares.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act. Under the Plan, the Adviser provides the Directors after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan benefit the Fund and the shareholders of the Fund. The Plan may be terminated by vote of a majority of the Directors who are not interested persons, or by vote of the majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors. The Distribution
Plan of a Fund may be terminated by the Directors at any time on 60 days written notice without payment of any penalty by the Adviser, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.

PRINCIPAL SHAREHOLDERS

No shares have been sold as of the date of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Advisory Agreement and the Sub-Advisory Agreement (referred to hereinafter in this section as the "Advisory Agreements"), the Adviser and Sub-Advisers (hereinafter referred to in this section as the "Advisers") have the authority to direct the placement of orders for the purchase and sale of the Funds' portfolio securities. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
In placing portfolio transactions, the Advisers seek the best combination of price and execution. In determining which brokers provide best execution, the Advisers look primarily to the stock price quoted by the broker, and normally places orders with the broker through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to the Fund, the Advisers will consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although it is expected that most sales of shares of the Funds will be made by the Distributor, the Advisers may in the future consider the willingness of particular brokers to sell shares of the funds they advise as a factor in the selection of brokers for the Funds' portfolio transactions, subject to the overall best price and execution standard. Assuming equal execution capabilities, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Advisers may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds' net asset values, and other information provided to the Funds, to the Adviser (or their affiliates)).
The Advisers may also cause a Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisers must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisers exercise investment discretion. It is possible that certain of the services received by the Advisers attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Advisers.

The Fund has not yet paid brokerage commissions.

ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT
SERVICES

Firstar Mutual Fund Services, LLC ("Firstar") provides fund accounting, fulfillment, custodian and transfer agent services to each of the Funds. Firstar provides fund accounting services pursuant to the terms of a Fund Accounting Servicing Agreement. The current rate of payment for these services for this Fund per year is $25,000 for the first $40 million; .001 of 1% on average daily net assets on the next $200 million; and .005 of 1% of average daily net assets exceeding $240 million. The Fund Accounting Servicing Agreement will continue in effect from year to year. Under a Fulfillment Servicing Agreement, Firstar is entitled to a fee based on the volume of transactions. Each Fund pays a minimum monthly fee of $100. Firstar serves as the custodian of each Fund's assets, pursuant to a Custodian Servicing Agreement. The Custodian Servicing Agreement provides that Firstar is entitled to receive an annual fee set at .02 of 1% on average daily net asset value of the Fund. Firstar is entitled to receive a minimum annual fee of $3,000 from each Fund. Firstar provides transfer agent and dividend disbursing services to each Fund pursuant to the terms of a Transfer Agent Servicing Agreement. Under the terms of the Transfer Agent Servicing Agreement, Firstar is entitled to annual compensation of minimum annual fees of $25,000 for the first Fund, and $10,000 for each additional Fund. Firstar is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. The Transfer Agent Servicing Agreement will continue in effect until terminated, and may be terminated by either party without cause on ninety (90) days' prior written notice.

TAXES

The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a share-holder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund. In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

DETERMINATION OF NET ASSET VALUE

The Fund is 100% no load. This means that an investor may purchase, redeem or exchange shares at the Fund's net asset value ("NAV") without paying a sales charge. Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the NAV next determined after we receive a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If we receive such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving
Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

We reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors. The Fund values its securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Fund's Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

ADDITIONAL SHAREHOLDER INFORMATION

FUND REDEMPTIONS: Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day but, in any event, no more than seven days later.

TELEPHONE EXCHANGE/REDEMPTION PRIVILEGES: The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

MOVING ACCOUNT OPTIONS AND INFORMATION: When establishing a new account by exchanging funds from an existing Catholic Funds account, some account options, such as telephone exchange, if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable policies, other account options, including automatic investment, automatic exchange and systematic withdrawal, may be moved to the new account at the request of the shareholder. If allowed by our policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

REDEMPTION-IN-KIND: The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing the Catholic Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-877-222-2402). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders. Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Adviser determines that existing conditions make cash payments undesirable.

SHARES IN CERTIFICATE FORM: Certificates will not be issued for shares held in a Fund account unless the Fund is or becomes legally obligated to do so.

DOLLAR COST AVERAGING: The Catholic Funds have various programs to facilitate dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.

SIGNATURE GUARANTEES: A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account: - when adding the telephone redemption option to an existing account; - when transferring the ownership of an account to another individual or organization; - when submitting a written redemption request for more than $25,000; - when requesting to redeem or redeposit shares that have been issued in certificate form; - if requesting a certificate after opening an account; - when requesting that redemption proceeds be sent to a different name or address than is registered on an account; - if adding/ changing a name or adding/removing an owner on an account; and - if adding/ changing the beneficiary on a transfer-on-death account. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

RIGHT OF SET-OFF: To the extent not prohibited by law, the Fund, any other Catholic Fund, and the Adviser, each has the right to set-off against a shareholder's account balance with a Catholic Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

PROMOTIONAL ITEMS OF NOMINAL VALUE: From time to time, the Adviser and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Catholic Funds.

RETIREMENT PLANS: The Distributor provides documentation, including the necessary disclosure documents for Individual Retirement Accounts (IRAs), including Simple,Rollover, SEP, Roth and Education IRAs. These documents describe the conditions and requirements that apply to these accounts. These conditions and requirements are subject to changes in federal law. The Distributor also offers a 403(B)(7) plan. A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

SHAREHOLDER MEETINGS: Shareholders have the right to vote on the election of Directors at each meeting of shareholders at which Directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of The Catholic Funds, Inc. These Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contacts. Shareholders of each series of a series company, such as the adviser, vote together with each share of each series of the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.

PERFORMANCE INFORMATION: The Catholic Funds may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Adviser may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

7-DAY CURRENT AND EFFECTIVE YIELD: The Fund's 7-day current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus amortized discount, minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. Effective yield is equal
[(base period return + 1)(365/7)]- 1.

AVERAGE ANNUAL TOTAL RETURN: The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

TOTAL RETURN: Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN: Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

COMPARISONS:

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable

INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business
Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

VARIOUS BANK PRODUCTS: The Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts.

INDICES: The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS: From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks.
There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury

INDEPENDENT ACCOUNTANT: Arthur Andersen LLP is the independent accountant for the Fund, providing audit services and assistance.

LEGAL COUNSEL: Quarles & Brady, LLP 411 East Wisconsin Ave. Milwaukee, Wisconsin 53202, acts as legal counsel for the Fund.

FINANCIAL STATEMENTS.  The Fund intends to commence operations
November 8, 1999 so no financial statements are available.



CATHOLIC FUNDS, INC. FORM N-1A

PART C OTHER INFORMATION

Item 23. Exhibits

See Exhibit Index following the Signature Page of this Registration Statement, which Index is incorporated herein by this reference.

Item 24. Persons Controlled by or under Common Control with Registrant

Not applicable.  See "Control Persons" in Part B.

Item 25. Indemnification

Reference is made to Article IX of the Registrant's By-laws filed as Exhibit (b to Registrant's Registration Statement with respect to Indemnification of Registrant's officers and directors, which is set forth below:

SECTION 9.1. INDEMNIFICATION OF OFFICERS, DIRECTORS,
EMPLOYEES AND AGENTS. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law;
PROVIDED that: (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and (b) the Corporation shall not indemnify any person unless: (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling C-1 conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b) (2) (i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct. Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if: (1) such person shall provide adequate security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of such advance; or (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

SECTION 9.2. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES
AND AGENTS. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Adviser Catholic Financial Services Corporation

(a) Catholic Financial Services Corporation acts as the Investment Adviser and Distributor to the Funds. Set forth below is a list of the officers and directors of the Adviser as of June 30, 1999, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:


Name and address         Position with Adviser   Position with Funds     Business affiliations
                                                                         during the past two years

Daniel Steininger        Chairman of the         Chairman of the         Director and
1100 W. Wells Street     Board, Director         Board, Director         President
Milwaukee, WI  53233                                                     of Catholic
                                                                         Knights Insurance
                                                                         Society


Allan Lorge              CEO, President,         President, Director     Director and
1100 W. Wells Street     Treasurer, Director                             Secretary/Treasurer
Milwaukee, WI  53233                                                     of Catholic Knights
                                                                         Insurance Society


Theodore Zimmer          Vice President          Vice President          General Counsel,
1100 W. Wells Street                                                     Catholic Knights
Milwaukee, WI  53233                                                     Insurance Society
                                                                         since September
                                                                         1997; Partner at
                                                                         Miller, Simon McGinn
                                                                         and Clark (law firm)
                                                                         from October 1996 to
                                                                         Sept. 1997


Michael Stivoric         Vice President          None                    Director of Catholic
1100 W. Wells Street                                                     Knights Financial
Milwaukee, WI  53233                                                     Services, Inc and of
                                                                         Catholic Brokerage
                                                                         Services Corp. Vice
                                                                         President of Fraternal
                                                                         Relations of Catholic
                                                                         Knights Insurance
                                                                         Society


Daniel Strasburg         Vice President and      None                    Director of Catholic
1100 W. Wells Street     Director                                        Knights Financial
Milwaukee, WI  53233                                                     Services, Inc. Vice
                                                                         President and
                                                                         Director of Catholic
                                                                         Brokerage Services
                                                                         Corp; and Vice
                                                                         President and Chief
                                                                         Actuary of Catholic
                                                                         Knights Insurance
                                                                         Society


Russell Kafka            Vice President -        Treasurer               Director of Catholic
1100 W. Wells Street     Investments                                     Knights Financial
Milwaukee, WI  53233                                                     Services and of
D.O.B. 6/20/44                                                           Catholic Brokerage
                                                                         Services Corp.; Vice
                                                                         President -
                                                                         Investments of
                                                                         Catholic Knights
                                                                         Insurance Society


Joseph Wreschnig         Vice President,         Secretary               Director of Mutual
1100 W. Wells Street     Secretary                                       Funds Operations,
Milwaukee, WI  53233                                                     Catholic Financial
                                                                         Services Corp., since
                                                                         January 1999; prior to
                                                                         January 1999,
                                                                         Assistant Vice
                                                                         President and
                                                                         Secretary of AAL
                                                                         Capital Management
                                                                         Corporation and
                                                                         Instructor at Cardinal
                                                                         Stritch University


Mark Forbord             Controller and Chief    Chief Financial         Controller of Catholic
1100 W. Wells Street     Financial Officer       Officer and             Knights Financial
Milwaukee, WI  53233                             Accountant              Services, Inc. and of
                                                                         Catholic Brokerage
                                                                         Services Corp; Senior
                                                                         Financial Analyst of
                                                                         Catholic Knights
                                                                         Insurance Society;
                                                                         Instructor at The
                                                                         University of
                                                                         Wisconsin
                                                                         Milwaukee; and
                                                                         Instructor at Cardinal
                                                                         Stritch University


David Hesse              Vice President          None                    Vice President of
1100 W. Wells Street                                                     Mutual Funds
Milwaukee, WI  53233                                                     Distribution since
                                                                         June 1999, prior to
                                                                         that Inside
                                                                         Wholesaler AAL
                                                                         Capital Management
                                                                         Corporation


Joann Van Der Loop       Assistant               Assistant Secretary     Assistant Director
1100 W. Wells Street     Secretary/Assistant                             Catholic Financial
Milwaukee, WI  53233     Director                                        Services Corporation
                                                                         since March 1999,
                                                                         prior to that
                                                                         Securities Licensing
                                                                         Manager AAL Capital
                                                                         Management
                                                                         Corporation


Cheri Nagan              Assistant               Assistant Secretary     Assistant Director
1100 W. Wells Street     Secretary/Assistant                             Catholic Financial
Milwaukee, WI  53233     Director                                        Services Corporation
                                                                         since March 1999,
                                                                         prior to that Mutual
                                                                         Fund Specialist at
                                                                         AAL Capital
                                                                         Management
                                                                         Corporation


Robert Ciesla            Director                None                    High Chief Ranger,
355 Shuman Blvd                                                          Catholic Order of
Naperville, IL  60566                                                    Foresters, Secretary
                                                                         Treasurer and
                                                                         Director National
                                                                         Fraternal Congress of
                                                                         America, President
                                                                         and Director
                                                                         Naperville Office Park
                                                                         Owner's Association,
                                                                         Chairman, Illinois
                                                                         Right to Life
                                                                         Committee, Director,
                                                                         Joliet Diocesan
                                                                         Finance Board


Gregory Temple           Director                None                    Investment
355 Shuman Blvd                                                          Counselor, Catholic
Naperville, IL  60566                                                    Order of Foresters



John Kenawell            Director                None                    President, Catholic
3525 Hampton Ave.                                                        Knights of America,
St. Louis, MO  63139                                                     Chairperson,
                                                                         Investment
                                                                         Management and
                                                                         Valuations
                                                                         Committee of the
                                                                         National Fraternal
                                                                         Congress of America,
                                                                         Director, Old Trails
                                                                         Historical Society




(b) Officers and Directors of Strong Capital Management, Inc. as of
July 31, 1999


Officers:

Chariman and Chief Investment Officer                  Richard S. Strong
Office of the Chief Executive                          David A. Braaten
                                                       Anthony J. D'Amato
                                                       Bradley C. Tank
                                                       Thomas M. Zoeller
President                                              (Vacant)
Senior Vice President and Chief Marketing Officer      Jay DeMartine
Senior Vice President and Chief Financial Officer      Thomas M. Zoeller
Senior Vice President                                  Jeffrey L. Kubik
Senior Vice President                                  Mary F. Hoppa
Senior Vice President                                  Wallace L. Head
Senior Vice President                                  Anthony J. D'Amato
Vice President, Deputy General                         Stephen J. Shenkenberg
    Counsel, Chief Compliance Officer and
    Assistant Secretary
Senior Vice President and Chief Information Officer    Joseph J. Rhiel
Vice President                                         Kevin Gaughan
Treasurer                                              John W. Widmer
Controller                                             Kevin J. Scott

Directors:

Richard S. Strong
Richard T. Weiss


None of the officers or directors has had any other business, profession, vocation or employment of a substantial nature during the past two years except for Wallace L. Head, who, prior to joining Strong in June, 1999, was Managing Director of Sanford C. Bernstein & Co., Inc., in Chicago, Illinois, from December, 1992 through May, 1999. None of the officers or directors holds any position with Catholic Financial Services Corporation or The Catholic Funds, Inc. Their business address is 100 Heritage Reserve, Menominee Falls, WI 53051.


Item 27. Principal Underwriter

Catholic Financial Services Corporation acts as the distributor to each of the Funds. Catholic Financial Services Corporation does not act as the principal underwriter or distributor of any other open-end mutual funds. Information regarding its officers and directors is contained in item 26.

Item 28. Location of Accounts and Records

Catholic Financial Services Corporation 1100 West Wells Street Milwaukee, Wisconsin 53233; Firstar Mutual Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202,

Item 29. Management Services

Not applicable.

Item 30. Undertakings

None

SIGNATURES Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Milwaukee, State of Wisconsin on this ___ day of August, 1999.

THE CATHOLIC FUNDS, INC.
By: /s/ Allan G. Lorge
-- Allan G. Lorge, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed on this ___ day of August, 1999, by the following persons in the capacities indicated.

SIGNATURE TITLE

/s/ Daniel J. Steininger Chairman of the Board and Director

/s/ Allan G. Lorge President, Chief Executive Officer and Director

/s/ Russell J. Kafka Treasurer (Chief Financial Officer)

/s/ Mark K. Forbord Principal Accounting Officer

Thomas A. Bausch* Director

J. Michael Borden* Director

Daniel R. Doucette* Director

Thomas J. Munninghoff* Director

Conrad L. Sobczak* Director

David L. Vollmar* Director

*By: /s/ Allan G. Lorge pursuant to a Power of Attorney dated February 17, 1999, a copy of which was previously filed April 28, 1999.


EXHIBIT INDEX

        Description                    Filing                   Date Filed           Filed
                                                                                     Herewith
(a)(1)  Articles of Incorporation      Initial Registration     December 28, 1998

(a)(2)  Articles of Amendment          Pre-effective            April 28, 1999
        changing the name of The       Amendment 1
        Catholic Funds, Inc.

(a)(3)  Supplement for Money                                                         *
        Market Fund

(b)(1)  By-laws                        Initial Registration     December 28, 1998

(C)(1)  Articles Sixth through         Initial Registration     December 28, 1998
        Eighth and Article Tenth of
        the Articles of Incorporation
        (see Exhibit (a))

(C)(2)  Articles II, VI, IX, and X of  Initial Registration     December 28, 1998
        the Bylaws (see Exhibit
        (b))

(d)(1)  Investment Advisory            Pre-effective            April 28, 1999
        Contract                       Amendment 1

(d)(2)  Form of Amendment to                                                         *
        Investment Advisory
        Contract

(d)(3)  Form of Investment                                                           *
        Sub-Advisory Contract

(e)(1)  Distribution Agreement         Pre-effective            April 28, 1999
                                       Amendment 1

(e)(2)  Form of Amendment to                                                         *
        Distribution Agreement

(f)     Not Applicable

(g)(1)  Custodian Agreement            Pre-effective            April 28, 1999
                                       Amendment 1

(g)(2)  Form of Amendment to                                                         *
        Custodian Agreement

(h)(1)  Transfer Agency Agreement      Pre-effective            April 28, 1999
                                       Amendment 1

(h)(2)  Amendment to Transfer                                                        *
        Agency Agreement

(h)(3)  Fund Accounting Servicing      Pre-effective            April 28, 1999
        Agreement                      Amendment 1

(h)(4)  Form of Amendment to                                                         *
        Fund Accounting Servicing
        Agreement

(I)     Legal Opinion of Quarles       Initial Registration     December 28, 1998
        and Brady

(j)     Consent of Independent
        Accountants

(k)     Not Applicable

(l)     Subscription Agreement         Pre-effective            April 28, 1999
                                       Amendment 1

(m)     Amendment to Rule 12b-1                                                      *
        Plan

(n)     Financial Data Schedule
        (Not Applicable)

(o)     Rule 18f-3
        (Not Applicable)




